COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SUPPLEMENT DATED FEBRUARY 29, 2008

TO THE PROSPECTUS DATED MAY 1, 2007

The information below supplements and replaces the information in “Management of the Fund — Portfolio Managers”:

The Fund’s portfolio managers are:

Martin Cohen — Mr. Cohen is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS and vice president of Cohen & Steers Securities, LLC, the Fund’s distributor (the Distributor).

Robert H. Steers — Mr. Steers is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS and vice president of the Distributor.

Joseph M. Harvey — Mr. Harvey is a vice president of the Fund. He joined the Advisor in 1992 and currently serves as president of the Advisor and CNS.

Scott Crowe — Mr. Crowe joined the Advisor in 2007 and currently serves as senior vice president and global research strategist. Prior to that, Mr. Crowe was an executive director at UBS and served as head of U.S. REITs and as a global strategist. He also worked at UBS Warburg as a real estate analyst.

Charles McKinley — Mr. McKinley is a senior vice president of the Advisor, which he joined in 2007.  Previously, he was a portfolio manager and REIT analyst at Franklin Templeton Real Estate Advisors and also has been with Fidelity Investments and Cayuga Fund.

W. Joseph Houlihan — Mr. Houlihan is a managing director and chief executive officer of Cohen & Steers Europe. Prior to that, he was a managing director at Security Capital Group.

Gerios J.M. Rovers — Mr. Rovers is a managing director and chief investment officer of Cohen & Steers Europe. Prior to that, he was a managing director at Security Capital Group.

Derek Cheung — Mr. Cheung has been with Cohen & Steers Asia since 2005. Prior to joining Cohen & Steers Asia, Mr. Cheung was the head of Hong Kong and China property research for HSBC Securities (Asia). Prior to that, he covered Hong Kong and China property stock at Donaldson, Lufkin & Jenrette and Salomon Smith Barney.